Exhibit 99.2
VOTING AGREEMENT
November 27, 2017
FCB Financial Holdings, Inc.,
2500 Weston Road,
Suite 300,
Weston, FL 33331

Ladies and Gentlemen:
This letter agreement (the “Agreement”) is being entered into in connection with the Agreement and Plan of Merger, dated as of November 27, 2017, (the “Merger Agreement”), by and among FCB Financial Holdings, Inc., a Delaware corporation (“Parent”), Floridian Community Holdings, Inc., a Florida corporation (the “Company”), and Flamingo Sub, Inc., a Florida corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”). Capitalized terms used but not defined herein are to be deemed to have the meanings assigned to them in the Merger Agreement. If this agreement is being provided on behalf of a trust, the term “undersigned” shall include both the trust and the trustee.
WHEREAS, contemporaneously with the execution of this Agreement, Parent, Company and Merger Sub have entered into the Merger Agreement (as may be amended or supplemented from time to time (which amendment or supplement shall not require the consent of the undersigned)), providing for, among other things, the merger of Company with and into Merger Sub or any other method of effecting Parent’s acquisition of Company in accordance with the terms and conditions thereof, including without limitation through other affiliates of Parent (the “Merger”) and the other transactions contemplated thereby (together with the Merger, the “Transactions”); and
WHEREAS, the undersigned acknowledges that it will benefit directly and substantially from the consummation of the Transactions, and as an inducement to and condition of Parent’s willingness to enter into the Merger Agreement, the undersigned wishes to enter into this Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
1.Representations and Warranties. The undersigned represents and warrants to Parent that:

(a)The undersigned lawfully owns beneficially (as such term is defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or of record the shares of Company Voting Common Stock and Company Non-Voting Common Stock listed opposite set forth on the signature page hereof (the “Owned Shares”) free and clear of all Liens and, except for this Agreement and the Merger Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which the undersigned is a party relating to the pledge, disposition or Voting of any shares of capital stock of the Company and there are no Voting trusts or Voting agreements with respect to such shares;

(b)The undersigned does not beneficially own (as such term is used in Rule 13d-3 of the Exchange Act) any shares of Company Common Stock other than such Owned Shares and does not have any options, warrants or other rights to acquire any additional shares of capital stock of the Company or any security exercisable for or convertible into shares of capital stock of the Company, except as disclosed in the Company Disclosure Schedule;

(c)The undersigned has full power and authority and has taken all actions necessary to enter into, execute and deliver this Agreement and to perform fully the undersigned’s obligations hereunder;

(d)This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms;

(e)Other than filings under the Exchange Act, no notices, reports or other filings are required to be made by the undersigned with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the undersigned from any Governmental Authority or other third party, in connection with the execution and delivery of this Agreement by the undersigned; and

(f)The execution, delivery and performance of this Agreement by the undersigned does not, and the consummation by the undersigned of the transactions contemplated hereby will not, (i) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, modification or acceleration) (whether after the giving of or the passage of time or both) under, any contract, agreement, arrangement or commitment to which the undersigned is a party or which is binding on the undersigned or its assets, (ii) violate, or constitute an unauthorized action under, a charter, certificate of incorporation, declaration of trust, bylaws, limited liability company agreement or any other organizational document of the undersigned or (iii) result in the creation of any Lien on, or security interest in, any of the assets or properties of the undersigned.

2.Agreement to Vote Owned Shares. The undersigned irrevocably and unconditionally agrees that at the Company Meeting, every adjournment or postponement thereof or any other meeting or action of the shareholders of the Company, including a written consent solicitation, the undersigned will (a) Vote all the Owned Shares (or otherwise provide a proxy or consent) in favor of, and will otherwise support, approval of the Merger Agreement, the Merger and any other matters required to be approved or adopted in order to effect the Transactions, including the other Company Shareholder Matters, (b) not vote in favor of, or approve or otherwise support, (i) any action or agreement that would compete with, or impede, or interfere with or that would reasonably be expected to discourage the Transactions or inhibit the timely consummation of the Transactions, (ii) any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement or (iii) any Acquisition Proposal.

For purposes of this Agreement, “Vote” includes voting in person or by proxy in favor of or against any action, otherwise consenting or withholding consent in respect of any action (including, but not limited to, consenting in accordance with Section 607.0204 of the FBCA) or taking other action in favor of or against any action. “Voting” shall have a correlative meaning.
3.No Voting Trusts. The undersigned agrees that it will not, nor will the undersigned permit any entity under his, her or its control to, deposit any of its Owned Shares or New Shares in a Voting trust or subject any of their Owned Shares or New Shares to any arrangement with respect to the Voting of such Owned Shares or New Shares other than agreements entered into with Parent.

4.No Proxy Solicitations. The undersigned agrees that it will not, nor will it permit any entity under its control, to:

(a)Solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to or competition with the consummation of the Transactions or otherwise encourage or assist any party in taking or planning any action which would compete with, or impede, or interfere with or that would reasonably be expected to discourage the Transactions or inhibit the timely consummation of the Transactions in accordance with the terms of the Merger Agreement;

(b)Directly or indirectly encourage, initiate or cooperate in a shareholders’ Vote or action by written consent of the Company’s shareholders in opposition to or in competition with the consummation of the Transactions; or

(c)Become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company for the purpose of opposing or competing with the consummation of the Transactions.

(d)Notwithstanding the foregoing, this Section 4 shall not be interpreted to require the undersigned (to the extent the undersigned acts as a director of the Company) or any of its appointees to the Company Board to take any action that would result in a breach of its or any of its appointees’ fiduciary duties under applicable Law.

5.Transfer and Encumbrance. Prior to the Effective Time, the undersigned agrees that the undersigned will not, without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned) (1) directly or indirectly, sell, hypothecate, gift, bequeath, transfer, assign, pledge or in any way whatsoever otherwise encumber or dispose of (whether for or without consideration, whether voluntarily or involuntarily or by operation of law), or enter into any contract, option, commitment, derivative or other arrangement or understanding with respect to any of the foregoing (each, a “Transfer”) of, any of the Owned Shares or New Shares, unless the proposed transferee executes and delivers an agreement that pursuant to which such proposed transferee agrees to comply with the requirements of this letter agreement and the undersigned provides prior written notice to Parent of any such proposed Transfer, or (2) take any action or omit to take any action which would prohibit, prevent or preclude the undersigned from performing its obligations under this letter agreement. Parent acknowledges that the undersigned may Transfer any or all of the Owned Shares or New Shares for estate planning or tax planning purposes so long as the proposed transferee executes and delivers an agreement that pursuant to which such proposed transferee agrees to comply with the requirements of this letter agreement and the undersigned provides prior written notice to Parent of any such proposed Transfer.

6.Additional Purchases. The undersigned agrees that it will not purchase or otherwise acquire beneficial ownership (as such term is used in Rule 13d-3 of the Exchange Act) of any shares of Company Common Stock after the execution of this Agreement (“New Shares”), nor will the undersigned voluntarily acquire the right to Vote or share in the Voting of any shares of Company Common Stock other than the Owned Shares, unless the undersigned agrees immediately after such purchase or acquisition to Vote such New Shares in accordance with Section 2 of this Agreement. The undersigned also agrees that any New Shares acquired or purchased by him, her or it shall be subject to the terms of this Agreement to the same extent as if they constituted Owned Shares.

7.Waiver of Certain Rights and Claims. To the extent applicable, effective as of the Effective Time, the undersigned irrevocably agrees to waive and does hereby waive (1) any and all rights to which the undersigned has been, is or may be entitled under (A) the Company Shareholders Agreement and (B) the Registration Rights Agreement; (2) any and all claims (whether at law, at equity, through arbitration or otherwise) against the Company, Parent, the Surviving Corporation and their respective Affiliates and each of their respective officers, employees and directors to the extent relating to, in connection with or arising from the Company Shareholders Agreement or the Registration Rights Agreement; and (3) any and all claims arising prior to or as of the Effective Time as a result of the undersigned’s ownership of the Owned Shares (whether at law, at equity, through arbitration or otherwise) against the Company and entities that are its Affiliates prior to the Effective Time and each of their respective officers, employees and directors (and against Parent and the Surviving Corporation and their respective Affiliates and each of their respective officers, employees and directors, as applicable, each as successors to the Company or any entity that is any Affiliate of the Company prior to the Effective Time), including without limitation claims relating to, in connection with or arising from the Merger Agreement or the Merger, the due authorization and execution and fairness (to the undersigned or otherwise) of the Merger Agreement or the Merger and the other transactions contemplated by the Merger Agreement, other than the right to receive dividends declared by the Company prior to the Effective Time and the consideration provided for in the Merger Agreement upon consummation of the Merger. To avoid doubt, the waiver contained in this Section 7 shall be absolute and perpetual effective as of the Effective Time unless and until such time as this agreement is terminated pursuant to Section 9 below. The undersigned also hereby consents to the termination at the Effective Time of the Company Shareholders Agreement and the Registration Rights Agreement. Notwithstanding the foregoing, clauses (2) and (3) of this Section 7 shall not apply to any rights or claims to which the undersigned may be entitled that arise as a result of any fraud or intentional misconduct that has occurred in connection with the Closing.

8.Specific Performance. The parties acknowledge that there may be no adequate remedy at law for a breach of this Agreement and that money damages may not be an appropriate remedy for breach of this Agreement. Therefore, the parties agree that each party has the right to injunctive relief and specific performance of this Agreement in the event of any breach hereof in addition to any rights it may have for damages, which shall include out of pocket expenses, loss of business opportunities and any other damages, direct and indirect, consequential, punitive or otherwise. The remedies set forth in this Section 9 are cumulative and shall in no way limit any other remedy any party hereto has at law, in equity or pursuant hereto.

9.Termination of this Agreement. This agreement will terminate automatically upon the termination of the Merger Agreement by either or both of the Company or Parent pursuant to Section 8.1 of the Merger Agreement. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, such termination will not relieve any party from liability for any breach of this agreement prior to such termination.

10.Appraisal Rights. The undersigned hereby waives and agrees not to exercise any rights of appraisal or rights to dissent from the transactions contemplated by the Merger Agreement that he, she or it may have with respect to the Owned Shares under applicable Law.

11.Entire Agreement; Amendment; Waiver. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Parent and the undersigned, or the case of a waiver, by the part or parties against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

12.Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the day of delivery if delivered personally, or if by facsimile or email, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered using a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the part to receive such notice:

If to the Parent, to:
FCB Financial Holdings, Inc.
2500 Weston Road, Suite 300
Weston, Florida 33331
Attention: Office of the Chief Executive Officer
Telephone: 239-552-1730

with a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attention: C. Andrew Gerlach, Esq.
Telephone: 212-558-4000
Facsimile: 212-291-9299
If to the undersigned, to:

[Undersigned Name]
[Undersigned Address]
[Undersigned City, State and Zip]
Telephone: [Undersigned Phone]
Facsimile: [Undersigned Fax]

with a copy to:

Igler and Pearlman, P.A.
Attention: A. George Igler and Richard Pearlman
2075 Centre Pointe Boulevard, Suite 100
Tallahassee, Florida 32308
Telephone: (850) 878-2411
Email: george.igler@iglerlaw.com and richard.pearlman@iglerlaw.com

13.Miscellaneous.

(a)Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware (without giving effect to any principles of conflicts of law or choice of law that would have the effect of giving effect to the laws of another jurisdiction).

(b)Capacity. The undersigned is signing this Agreement solely in his, her or its capacity as a shareholder of the Company, and nothing contained herein shall in any limit or affect any actions taken by the undersigned in its capacity as an officer or director of the Company or any of its Subsidiaries, and no action or inaction taken in such capacity as an officer or director shall be deemed to constitute a breach of this Agreement or be construed to prohibit, limit or restrict the undersigned from exercising its fiduciary duties to the Company or its shareholders.

(c)Counterparts. This agreement may be executed in multiple counterparts, and may be delivered by means of facsimile or email (or any other electronic means such as “.pdf” or “.tiff” files), each of which shall be deemed to constitute an original, but all of which together shall be deemed to constitute one and the same instrument.

(d)Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

(e)Further Assurances. The undersigned, solely in his, her or its capacity as a shareholder of the Company, will take all reasonable actions and make all reasonable efforts, and will execute and deliver all such further documents, certificates and instruments, in order to consummate the transactions contemplated hereby and by the Merger Agreement, including, without limitation, the agreement of the undersigned to vote the Owned Shares in accordance with Section 2 hereof. The undersigned acknowledges and agrees that in the event that the Company Board submits any of the Company Shareholder Matters to its shareholders without recommendation, or withdraws its recommendation in accordance with Section 6.2 of the Merger Agreement, all obligations in this agreement, including the agreement of the undersigned to vote the Owned Shares in accordance with the first sentence of Section 2 hereof, shall remain in full force and effect.

(f)Headings. The heading references herein hereof are for convenience purposes only, and shall not be deemed to limit or affect any of the provisions hereof.

(g)Third Party Beneficiary. The parties hereby designate the Company as an express third-party beneficiary of this Agreement having the right to enforce the terms herein, including Section 2 and Section 5.

* * *

The undersigned has executed and delivered this agreement as of the day and year first above written.

Very truly yours,

Name:
Title:

Number of Shares of Company Voting Common Stock:
Number of Shares of Company Non-Voting Common Stock:

ACCEPTED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN:

FCB FINANCIAL HOLDINGS, INC.

By:
Name:
Title: